Exhibit 99.3

XPO Logistics Acquires Optima Service Solutions

Expands XPO’s last-mile logistics offering

GREENWICH, Conn. – November 15, 2013 – XPO Logistics, Inc. (“XPO Logistics,” “XPO” or “the company”) (NYSE: XPO) today announced that it has acquired Optima Service Solutions, LLC (“Optima”), a leading non-asset provider of last-mile logistics services for major retailers and manufacturers in the United States.

The cash purchase price was $26.6 million, excluding any working capital adjustments, with no assumption of debt. Optima had revenue of $35.7 million and adjusted EBITDA of $3.7 million, respectively, for the trailing 12 months ended October 31, 2013. The acquisition is expected to be immediately accretive to earnings, exclusive of any synergies with the company’s existing freight brokerage business.

Founded in 1997, Optima has generated a 16% compound annual growth rate over the past five years. The business uses its contractual network of independent carriers and technicians to facilitate the residential delivery of heavy goods in every U.S. zip code. Optima’s proprietary technology tracks the last-mile process through order entry, scheduling and service completion.

Bradley Jacobs, chairman and chief executive officer of XPO Logistics, said, “Optima is a fast-growing, highly scalable leader in its space, and expands the capabilities of our last-mile division, 3PD. It enhances our ability to provide a seamless in-home delivery experience for end customers, particularly with large appliances and electronics. In addition, Optima benefits from the same powerful tailwind as 3PD: the growing inclination of retailers and manufacturers to outsource the last-mile logistics of heavy goods. We plan to leverage these synergies, and integrate Optima’s proprietary software with our last-mile technology. This will create a single, powerful customer service platform that doesn’t exist in the last-mile sector today.”

About XPO Logistics, Inc.

XPO Logistics, Inc. (NYSE: XPO) is one of the fastest growing providers of transportation logistics services in North America: the fourth largest freight brokerage firm, the largest provider of heavy goods, last-mile logistics, and a top five expediter, with growing positions in global freight forwarding, intermodal and less-than-truckload brokerage. The company facilitates more than 18,500 deliveries a day throughout the U.S., Mexico and Canada.

XPO is built to deliver constant growth in capacity and passionate service through market-facing technologies and 90 locations in the United States and Canada. The company uses its relationships with more than 23,000 ground, sea and air carriers to facilitate the transportation of freight for over 9,500 customers in the manufacturing, industrial, retail, commercial, life sciences and government sectors. www.xpologistics.com

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of

1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include, but are not limited to, those discussed in our filings with the SEC and the following: economic conditions generally; competition; our ability to find suitable acquisition candidates and execute our acquisition strategy; the expected impact of our acquisitions, including the expected impact on our results of operations; our ability to raise debt and equity capital; our ability to attract and retain key employees to execute our growth strategy; litigation, including litigation related to misclassification of independent contractors; our ability to develop and implement a suitable information technology system; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to retain our and acquired companies’ largest customers; our ability to successfully integrate acquired businesses; and governmental regulation. All forward-looking statements set forth in this press release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this press release speak only as of the date hereof and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events except to the extent required by law.

Investor Contact:

XPO Logistics, Inc.

Tavio Headley, +1-203-930-1602

tavio.headley@xpologistics.com

Media Contact:

XPO Logistics, Inc.

Brunswick Group

Steve Lipin / Gemma Hart +1-212-333-3810